                               THE THAI FUND, INC.

To Securities Dealers, Commercial Banks, Trust Companies and Other Nominees:

Enclosed is a prospectus dated May 23, 2006, and other materials relating to the offer of 3,320,650 shares of common stock of The Thai Fund, Inc. (the "Fund"), issuable upon the exercise of rights distributed to shareholders of record as of the close of business on May 23, 2006 (the record date).

As described in the enclosed prospectus, the Fund has issued one right for each share of common stock registered in your name as of the record date. Under the terms of the offer, four rights entitle the holder to acquire one share at the subscription price, which will be 95% of the average of the last reported sales price per share of the Fund's common stock on the New York Stock Exchange on the date on which the offer expires and the four preceding trading days, but in any case not less than the net asset value per share of the Fund's common stock at the close of trading on the New York Stock Exchange on the date on which the offer expires. In order to subscribe, the subscriber is required to submit the estimated subscription price of $10.13 per share to the subscription agent. The terms of the offer also entitle record date stockholders to subscribe, subject to certain conditions and allotment, for shares not subscribed for through the exercise of rights in the primary subscription as described in the enclosed prospectus. In addition, the rights are non-transferable.

The rights may only be exercised by you as the registered holder. Accordingly, we are asking you to contact your clients for whom you hold common shares of the
Fund registered in your name, or in the name of your nominee, to obtain instructions with respect to the rights. You will be reimbursed for customary mailing and handling expenses incurred by you in forwarding the enclosed materials to your clients.

Enclosed are copies of the following documents:

     1. A prospectus dated May 23, 2006.

     2. A form of Notice of Guaranteed Delivery.

     3. A return envelope addressed to American Stock Transfer & Trust Company, the subscription agent.

Your prompt action is requested. The offer expires at 5:00 p.m., New York City time, on June 19, 2006, unless extended.

Additional copies of the enclosed materials may be obtained by calling Georgeson
Shareholder Communications Inc., the information agent for the offer, at
1-212-440-9800.

Very truly yours,

/s/ Ronald E. Robison

Ronald E. Robison
President
The Thai Fund, Inc.

NOTHING HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY PERSON
AS AN AGENT OF THE FUND, THE SUBSCRIPTION AGENT OR ANY OTHER PERSON MAKING OR
DEEMED TO BE MAKING OFFERS OF THE FUND'S COMMON STOCK, OR AUTHORIZE YOU OR ANY
PERSON TO MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE
OFFER, EXCEPT FOR STATEMENTS EXPRESSLY MADE IN THE ENCLOSED PROSPECTUS OR THE
SUBSCRIPTION CERTIFICATE.